EXCHANGE TRADED CONCEPTS TRUST

BERNSTEIN U.S. RESEARCH FUND

BERNSTEIN GLOBAL RESEARCH FUND

(the “Funds”)

Supplement Dated September 20, 2018

to the currently effective Prospectus for the Funds

This supplement provides new and additional information beyond that contained in the Funds’ Prospectus and should be read in conjunction with that document.

Effective immediately, the paragraph under the section entitled “Index Provider” on page 10 of the Prospectus is deleted and replaced with the following:

The Index Provider is Sanford C. Bernstein & Co., LLC. The Index Provider is not affiliated with Exchange Traded Concepts Trust (the “Trust”), the Adviser, the Sub-Adviser, Solactive AG, the Funds’ administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser has entered into a service agreement with the Index Provider pursuant to which the Adviser agrees to provide organizational and administrative support services to the Funds and the Adviser and Index Provider agree to share certain expenses of the Funds. In addition, the Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to the Index Provider in return for a license to use each Index in connection with the operation of the Funds. The Adviser is sub-licensing rights to each Index to each Fund at no charge. The Index Provider or its affiliates, acting for their own accounts, intend to purchase shares of each Fund and, upon completing such purchase, expect to be affiliates of each Fund by virtue of owning a substantial percentage of each Fund’s shares. The Index Provider and its affiliates will not sell a Fund’s shares until they are no longer affiliates of the Fund or unless such sales are made in compliance with applicable law. The Index Provider and its affiliates may, however, redeem their shares through an Authorized Participant in Creation Unit aggregations at any time, although the Index Provider and its affiliates have no present intention to engage in any such redemptions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRN-SK-001-0100